UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

February 14, 2019

Date of Report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona		85008
(Address of principal executive offices)		(Zip Code)

(602) 244-6600

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 §CRF 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    2019 Cash Bonus Program for Certain Executive Officers — On February 14, 2019, the Compensation Committee (the “Committee”) of the Board of Directors of ON Semiconductor Corporation (the “Corporation”) determined specific parameters for incentive compensation under the Corporation’s 2019 cash incentive program (the “Bonus Program”).

Cash bonuses under the Bonus Program will include four performance components, with 60% of the bonus based on non-GAAP operating income, 20% of the bonus based on revenue, 5% of the bonus based on achievement of certain hiring and promotional goals designed to increase the racial and gender diversity of the Corporation’s employee population, and 15% of the bonus based on specified performance measures related to the organizational unit or department within the Corporation for which the award recipient has primary responsibility (the “Organizational Performance Metric”), except that the Organizational Performance Metric for Mr. Keith D. Jackson, President and Chief Executive Officer of the Corporation, and Mr. Bernard Gutmann, Executive Vice President, Chief Financial Officer, and Treasurer of the Corporation, will be based on the average attainment of all Organizational Performance Metrics. The Bonus Program caps the bonus at a 200% attainment level and caps the amount that can be paid at 20% of the Corporation’s non-GAAP net income. The specific Organizational Performance Metrics for Mr. William A. Schromm, Executive Vice President and Chief Operating Officer of the Corporation, and Mr. Paul E. Rolls, Executive Vice President, Sales and Marketing of the Corporation, are as follows: Mr. Schromm – non-GAAP gross margin (5%), delivery (5%), and quality (5%); and Mr. Rolls – revenue (10%) and revenue growth in specified focus areas (5%).

Award opportunities under the Bonus Program (expressed as a percentage of the officer’s base salary) for each of the Corporation’s named executive officers (the “Named Executive Officers”) has the threshold, target, and maximum amounts listed below. The Committee reviews these award opportunities from time to time.

Officer	Title	Award Opportunity
Keith D. Jackson	President and Chief Executive Officer	Threshold (0%) Target (150%) Maximum (300%)

Bernard Gutmann	Executive Vice President, Chief Financial Officer, and Treasurer	Threshold (0%) Target (85%) Maximum (170%)

William A. Schromm	Executive Vice President and Chief Operating Officer	Threshold (0%) Target (85%) Maximum (170%)

Paul E. Rolls	Executive Vice President, Sales and Marketing	Threshold (0%) Target (75%) Maximum (150%)

2019 Long-Term Incentive Program for Certain Executive Officers

On February 14, 2019, the Committee amended the Corporation’s forms of long-term incentive award agreements under the ON Semiconductor Corporation 2010 Amended and Restated Stock Incentive Plan (the “Plan”) for the Named Executive Officers. Under the 2019 Form of Restricted Stock Units Award Agreement for Section 16 Officers issued pursuant to the Plan (the “RSU Award Agreement”), restricted stock units (“RSUs”) will vest pro rata over three years from the date of grant, subject to certain service-based requirements. Additionally, subject to certain advance notice requirements, any unvested RSUs awarded to a Named Executive Officer who meets certain age and service requirements as of the grant date and retires after the six month anniversary of the grant date set forth in the RSU Award Agreement will, upon such Named Executive Officer’s retirement, continue to vest in accordance with the schedule set forth in the RSU Award Agreement until such RSUs become fully vested. The RSU Award Agreement also requires the Named Executive Officers to reaffirm all existing restrictive covenants, including non-solicitation and non-competition covenants, provided for under their employment agreements.

Under the 2019 Form of Performance-Based Restricted Stock Units Award Agreement for Senior Vice Presidents and Above issued pursuant to the Plan (the “PBRSU Award Agreement”), performance-based restricted stock units (“PBRSUs”) issued pursuant to the PBRSU Award Agreement will be settled in stock and will vest, if at all, to the extent that the Corporation achieves certain adjusted earnings before income taxes, depreciation, and amortization, or Adjusted EBITDA, performance goals over a two-year performance measurement period, subject to final determination by the Committee that the applicable performance goals have been achieved.

Under the 2019 Form of Performance-Based Restricted Stock Units Award Agreement for Senior Vice Presidents and Above (Upside) (the “Upside Award Agreement” and, together with the RSU Award Agreement and the PBRSU Award Agreement, the “Award Agreements”) issued pursuant to the Plan, PBRSUs issued pursuant to the Upside Award Agreement will be settled in stock and will vest, if at all, to the extent that the Corporation achieves certain revenue and relative total shareholder return performance goals over a two-year performance measurement period, subject to final determination by the Committee that the applicable performance goals have been achieved.

The above description of the Award Agreements is qualified in its entirety by reference to the forms of the RSU Award Agreement, the PBRSU Award Agreement, and the Upside Award Agreement, copies of which are attached hereto as Exhibits 10.1, 10.2, and 10.3, respectively, and which are incorporated herein in their entirety by this reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Restricted Stock Units Award Agreement under the ON Semiconductor Corporation Amended and Restated Stock Incentive Plan (2019 form agreement for Section 16 Officers)

10.2	Performance-Based Restricted Stock Units Award Agreement under the ON Semiconductor Corporation Amended and Restated Stock Incentive Plan (2019 form agreement for Senior Vice Presidents and Above)

10.3	Performance-Based Restricted Stock Units Upside Award Agreement under the ON Semiconductor Corporation Amended and Restated Stock Incentive Plan (2019 form agreement for Senior Vice Presidents and Above)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: February 19, 2019	By:	/s/ George H. Cave
	Name:	George H. Cave
	Title:	Executive Vice President, General Counsel, Chief Compliance and Ethics Officer, Chief Risk Officer, and Corporate Secretary